Accrued Expenses (Components of Accrued Expenses) (Detail) (USD $)	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Accrued Liabilities [Line Items]
Accrued Wages and Related Costs	$ 95,427	$ 91,385	$ 31,197
Accrued Compensation	432,786	360,670	181,322
Accrued Professional Services	55,000	69,500	181,227
Accrued Warranty Obligations	38,722	31,619	93,788
Other Accrued Expenses	12,373	1,090	32,138
Total	$ 634,308	$ 554,264	$ 519,672